SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 25, 2005

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

WAMU MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2005-AR1
(Exact name of Registrant as specified in its charter)

Delaware	333-103345-56	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

SECTION 8.  OTHER EVENTS

ITEM 8.01 Other Events

     This Current Report on Form 8-K/A relates to the revised distribution reports furnished to certificate holders in connection with the March 2005, April 2005, May 2005, and June 2005 distribution.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for March 2005
99.2	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for April 2005
99.3	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for May 2005
99.4	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for June 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: September 26, 2005	By:	/s/ Barbara Campbell Barbara Campbell First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for March 2005
99.2	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for April 2005
99.3	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for May 2005
99.4	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1 Revised Monthly Distribution Report for June 2005